SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 25, 2004


                        CHINA PHARMACEUTICALS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-28879                98-0348508
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)         Identification No.)



         3753 HOWARD HUGHES PARKWAY, SUITE 200, LAS VEGAS, NEVADA 89109
               (Address of principal executive offices) (Zip Code)


                                 (818) 591-1330
               Registrant's telephone number, including area code


                            WILMINGTON REXFORD, INC.
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 2


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

The registrant announced that effective March 25, 2004, it has changed its name to China Pharmaceuticals Corporation. In addition, it has implemented a 1-for-20 reverse stock split on the outstanding shares of its common stock. No fractional shares will be issued. All share amounts will be rounded up to the nearest whole share.

The new CUSIP number for the common stock is 16941F 10 4. The common stock will now trade under the symbol "CPCL" on the OTC Bulletin Board.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired:  Not applicable

(b)      Pro forma financial information:  Not applicable

(c)      Exhibits:

         REGULATION
         S-B NUMBER                         DOCUMENT

            2.1 Certificate of Amendment to the Certificate of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CHINA PHARMACEUTICALS CORPORATION


March 29, 2004             By:  /s/ AARON ZHU
                              -------------------------------------------------
                                  Aaron Zhu, President



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